Exhibit 99.1

Deloitte LLP
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Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of

Durham Mortgages A PLC

10th Floor, 5 Churchill Place

London

E14 5HU

(the “Issuer”)

The Board of Directors of

Dorset Home Loans Limited

1 Churchill Place

London

E14 5HP

(the “Seller”)

Barclays Bank PLC

5 The North Colonnade

Canary Wharf

London

E14 4BB

(the “Arranger” and “Lead Manager”)

and the other Managers (as defined in Appendix 1 of the Engagement Letter)

5 February 2021

Dear Sirs/Madams,

PROPOSED ISSUE BY DURHAM MORTGAGES A PLC OF RESIDENTIAL MORTGAGE BACKED FLOATING RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain mortgages (the “Loan Pool”), which were agreed to by the Issuer, the Seller, the Arranger and Lead Manager and the Managers (as defined in Appendix 1 of the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Issuer, the Seller, the Arranger and Lead Manager and the Managers. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Seller, the Arranger and Lead Manager and the Managers identified in Appendix 1 of the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer, the Seller, the Arranger and Lead Manager and the Managers, and the sufficiency of the procedures is solely the responsibility of the Issuer, the Seller, the Arranger and Lead Manager and the Managers.

The procedures that we performed and our findings are as follows:

1. Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

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The Issuer provided us with a data file ‘Durham A Data tape – Dec 20 - BOE.xlsx’ (the “First Pool Run”) containing information of the 17,807 live account numbers in the Loan Pool as at 31 December 2020 (the “Cut-Off Date”).

The Issuer then provided the data files ‘COV56_Payment Holiday Details_Rosolite_2021_01_11_075328.xlsb’ as at the Cut-Off Date and ‘deloitte sample with feb AR90 included.xlsx’ as at the 31 January 2021, containing additional information for each loan in the Sample (together with the First Pool Run, the “Sample Pool”). A random sample of 59 loans was selected from the First Pool Run using the sampling approach below (the “Sample”).

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 28 January to 1 February 2021.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the Agreed Upon Procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.10 under the Agreed upon Procedures sections below, has been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the iConnect system (the “System”).

Objectives

The sample sizes chosen were designed with the objective of us being able to state that we are 95% confident that not more than 5% of the population of the Loan Pool contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the Loan Pool and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2.	Pool agreed upon procedures

For each loan in the Sample Pool we carried out the following agreed upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1	Loan Identifier

For each loan in the Sample Pool, we confirmed whether the loan identifier shown on the Sample Pool agreed to that shown on the System. We found that the loan identifier shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.2	Primary Borrower Number (Borrower ID)

For each loan in the Sample Pool, we confirmed whether the primary borrower number shown on the Sample Pool agreed to that shown on the System. We found that the primary borrower number shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.3	Maturity Date

For each loan in the Sample Pool, we confirmed whether the maturity date shown on the Sample Pool agreed to that shown on the System. We found that the maturity date shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.4	Current Balance

For each loan in the Sample Pool, we confirmed whether the current balance shown on the Sample Pool agreed to that shown on the System. We found that the current balance shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.5	Repayment Method

For each loan in the Sample Pool, we confirmed whether the repayment method shown on the Sample Pool agreed to that shown on the System. We found that the repayment method shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.6	Payment due

For each loan in the Sample Pool, we confirmed whether the payment due shown on the Sample Pool agreed to that shown on the System. We found that the payment due shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.7	Flexible Loan Amount

For each loan in the Sample Pool, we confirmed whether the flexible loan amount shown on the Sample Pool agreed to that shown on the System as at the 31 January 2021. We found that the flexible loan amount shown on the Sample Pool agreed to the System as at the 31 January 2021, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.8	Interest Rate

2.8.1	For each loan in the Sample Pool, we confirmed whether the current interest rate shown on the Sample Pool agreed to that shown on the System. We found that the current interest rate shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.8.2	For each loan in the Sample Pool, we confirmed whether the current interest rate type shown on the Sample Pool agreed to that shown on the System. We found that the current interest rate type shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.8.3	For each loan in the Sample Pool, we confirmed whether the current interest rate margin shown on the Sample Pool agreed to that shown on the System. We found that the current interest rate margin shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.9	Arrears Balance

For each loan in the Sample Pool, we confirmed whether the arrears balance shown on the Sample Pool agreed to that shown on the System. We found that the arrears balance shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.10	Payment Holiday

2.10.1	For each loan in the Sample Pool, we confirmed whether the payment holiday status shown on the Sample Pool agreed to that shown on the System. We found that the payment holiday status shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.10.2	For each loan in the Sample Pool, we confirmed whether the payment holiday active status shown on the Sample Pool agreed to that shown on the System. We found that the payment holiday active status shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.10.3	For each loan in the Sample Pool, we confirmed whether the payment holiday start date shown on the Sample Pool agreed to that shown on the System. We found that the payment holiday start date shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.10.4	For each loan in the Sample Pool, we confirmed whether the payment holiday end date shown on the Sample Pool agreed to that shown on the System. We found that the payment holiday end date shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

2.10.5	For each loan in the Sample Pool, we confirmed whether the length of payment holiday shown on the Sample Pool agreed to that shown on the System. We found that the length of payment holiday status shown on the Sample Pool agreed to the System, with no exception.

As a result of the procedures performed there is a 95% confidence that not more than 5% of the Loan Pool contained errors.

3.	Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.	Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 2 February 2021, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Seller, the Arranger and Lead Manager and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the Arranger and Lead Manager and the Managers. This Asset Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Asset Agreed

Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger and Lead Manager and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Tom Fogarty on 020 7303 7818.

Yours truly,

Deloitte LLP

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